MILLER INVESTMENT TRUST (the "Trust")

Miller Convertible Fund (the "Fund")

Class A Shares (MCFAX)

Class C Shares (MCFCX)

Class I shares (MCFIX)

Supplement dated March 29, 2011 to

the Statement of Additional Information dated February 24, 2011

The first paragraph under the heading “Securities of Other Investment Companies” on page 13 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

The Fund’s investments in an underlying portfolio of ETFs, mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.  Due to legal limitations, the Fund will be prevented from: 1) purchasing more than 3% of an investment company’s (including ETFs) outstanding shares; 2) investing more than 5% of its assets in any single such investment company, and 3) investing more than 10% of its assets in investment companies overall; unless: (i) permitted by the Investment Company Act of 1940 and the rules thereunder or (ii) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC") and the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated February 24, 2011, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-441-4434.  The Prospectus may be obtained by visiting www.millerconvertiblefund.com. You should retain this Supplement for future reference.